Exhibit 99.2

MISSION BROADCASTING, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

The tables on the following pages have been prepared by us and are based on the historical financial statements of Mission Broadcasting, Inc. and KRBC and KACB, and the assumptions and adjustments described in the accompanying notes.

The transaction occurred on June 13, 2003. The unaudited pro forma balance sheet data gives effect to the acquisition of KRBC and KACB as if the transaction had occurred on December 31, 2002.

The pro forma combined financial data do not purport to represent what our results of operations or financial position actually would have been if the acquisitions and financing transactions had occurred as of the date indicated or what our results of operations or financial position will be for future periods. The pro forma condensed combined financial data gives effect to the acquisition of KRBC and KACB for the year ended December 31, 2002 and the six months ended June 30, 2003, as if the transaction had occurred at the beginning of such periods.

Prior to the acquisition by us, KRBC and KACB were owned by LIN Television Corporation. The historical carve-out financial data presented on the following pages reflect periods during which KRBC and KACB did not operate as independent entities and, accordingly, certain allocations were made in preparing such carve-out financial data that may not reflect the results of operations or the financial condition which would have resulted if KRBC and KACB had operated as separate independent entities, and are not necessarily indicative of the future results of operations or financial position of KRBC and KACB.

MISSION BROADCASTING, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

(dollars in thousands)

	Mission (1) as of December 31, 2002	KRBC/KACB (2) as of December 31, 2002	Pro Forma Adjustments		Unaudited Pro Forma Mission
Current assets
Cash and cash equivalents	$503	$346	$(346	)3(c)	$503
Accounts receivable, net	2,690	824	—		3,514
Current portion of broadcast rights	1,799	242	—		2,041
Prepaid expenses and other current assets	13	8	—		21
Taxes receivable	62	—	—		62

Total current assets	5,067	1,420	(346)		6,141
Property and equipment, net	5,759	3,693	1,720	3(f)	11,172
Broadcast rights	1,715	273	—		1,988
Intangible assets, net	34,810	6,237	(2,459	)3(g)	38,588
Other noncurrent assets	1,569	—	(1,500	)3(a)	69

Total assets	$48,920	$11,623	$(2,585)		$57,958

Current liabilities
Current portion of broadcast rights payable	$2,024	$252	$—		$2,276
Accounts payable and accrued expenses	476	183	(182	)3(d)	477
Interest payable	80	—	—		80
Due to Nexstar Finance, L.L.C.	6,801	—	—		6,801

Total current liabilities	9,381	435	(182)		9,634
Debt	55,143	—	8,500	3(b)	63,643
Broadcast rights payable	2,047	285	—		2,332
Deferred tax liabilities	—	2,665	(2,665	)3(e)	—

Total liabilities	66,571	3,385	5,653		75,609
Shareholder’s deficit
Common stock	1	—	—		1
Subscription receivable	(1)	—	—		(1)
Parent company’s net investment	—	8,238	(8,238	)(3)	—
Accumulated deficit	(17,651)	—	—		(17,651)

Total shareholder’s deficit	(17,651)	8,238	(8,238)		(17,651)

Total liabilities and shareholder’s deficit	$48,920	$11,623	$(2,585)		$57,958

MISSION BROADCASTING, INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

AS OF DECEMBER 31, 2002

(dollars in thousands)

(1)	Represents the consolidated balance sheet of Mission Broadcasting, Inc. at December 31, 2002.
(2)	Represents the combined balance sheet of KRBC and KACB at December 31, 2002.
(3)	To record the effect of Mission's acquisition of KRBC and KACB and the related financing as if it occurred on December 31, 2002
(a)	Cash deposit paid to seller on December 31, 2002		$1,500
(b)	Cash paid on consummation on June 13, 2003		8,500

	Total purchase price		$10,000

	Historical net book value		$8,238

	Assets and liabilities not assumed
(c)	Cash	$346
(d)	Accounts payable and accrued expenses	(182)
(e)	Deferred tax liability	(2,665)

	Net liabilities not assumed	$(2,501)

	Historical net book value of assets acquired		$10,739
(f)	Identified value of property and equipment in excess of historical net book value		1,720
(g)	Identified decrease in value of intangible assets		(2,459)

	Fair value of KRBC and KACB		$10,000

MISSION BROADCASTING, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

SIX MONTHS ENDED JUNE 30, 2003

(dollars in thousands)

	Historical (1)(2)	Pro forma Adjustments		Unaudited Pro Forma
Revenue (excluding trade and barter)	$8,456	$—		$8,456
Less: commissions	(1,185)	—		(1,185)

Net broadcast revenue (excluding trade and barter)	7,271	—		7,271
Trade and barter revenue	847	—		847
Revenue from Nexstar Finance, L.L.C.	1,087	—		1,087

Total net revenue	9,205	—		9,205

Operating expenses:
Direct operating expenses (exclusive of depreciation and amortization shown separately below)	1,567	—		1,567
Selling, general and administrative expenses (exclusive of depreciation and amortization shown separately below)	2,382	—		2,382
Selling, general and administrative expenses paid to Nexstar Finance, L.L.C.	2,545	—		2,545
Amortization of broadcast rights	1,237	—		1,237
Depreciation and amortization	1,804	443 52	(3) (3)	2,299

Total operating expenses	9,535	495		10,030

Loss from operations	(330)	(495)		(825)
Interest expense, including amortization of debt financing costs	(2,480)	(191	)(4)	(2,671)
Interest income	3	—		3
Other income (expenses), net	81	—		81

Loss before income taxes and minority interest	(2,726)	(686)		(3,412)
Income tax (expense) benefit	(488)	123	(5)	(365)
Minority interest in consolidated entity	105	—		105

Net loss	$(3,109)	$(563)		$(3,672)

MISSION BROADCASTING, INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

SIX MONTHS ENDED JUNE 30, 2003

(dollars in thousands)

(1)	Represents the consolidated statement of operations of Mission Broadcasting, Inc. for the six months ended June 30, 2003.
(2)	Mission entered into a local marketing agreement with KRBC and KACB and began operations under the agreement on January 1, 2003 and terminated the agreement upon consummation of the acquisition on June 13, 2003. Under the local marketing agreement, the operating results of KRBC and KACB are included in the operating results of Mission for the six months ended June 30, 2003 except for depreciation of property and equipment, and amortization of intangible assets and broadcast rights prior to the date of consummation of the acquisition.
(3)	To record adjustment to depreciation and amortization for acquired property and equipment and intangible assets
Estimated value of acquired property and equipment (average useful life of 7 years)	$5,413
Estimated value of acquired definite lived intangible assets (average useful life of 15 years)	$1,679
Pro forma depreciation and amortization (excluding broadcast rights)	$ 443
Pro forma amortization of broadcast rights	$ 52
(4)	To record interest expense relating to Mission’s purchase of KRBC and KACB being financed by its credit facilities, (assuming a rate of 4.5%). If the assumed rate on the credit facilities increased by 0.125%, total pro forma interest expense would increase by $5.
(5)	To record the effect of a pro forma income tax provision based on Mission’s historical amounts and the direct tax effect to the pro forma transaction.

MISSION BROADCASTING, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2002

(dollars in thousands)

	Historical (1)	KRBC/ KACB (2a)	KRBC/ KACB (2b)	Pro forma Adjustments		Unaudited Pro Forma
Revenue (excluding trade and barter)	$15,002	$3,132	$1,529	$—		$19,663
Less: commissions	(2,182)	(428)	(200)	—		(2,810)

Net broadcast revenue (excluding trade and barter)	12,820	2,704	1,329	—		16,853
Trade and barter revenue	1,282	194	54	—		1,530
Revenue from Nexstar Finance, L.L.C.	1,869	—	—	—		1,869

Total net revenue	15,971	2,898	1,383	—		20,252

Operating expenses:
Direct operating expenses (exclusive of depreciation and amortization shown separately below)	1,968	1,531	770	—		4,269
Selling, general and administrative expenses (exclusive of depreciation and amortization shown separately below)	3,347	499	289	—		4,135
Selling, general and administrative expenses paid to Nexstar Finance, L.L.C.	4,447	—	—	—		4,447
Amortization of broadcast rights	2,251	72	35	—		2,358
Depreciation and amortization	2,714	842	505	355	(3)	4,416

Total operating expenses	14,727	2,944	1,599	355		19,625

Income (loss) from operations	1,244	(46)	(216)	(355)		627
Interest expense, including amortization of debt financing costs	(2,953)	—	(235)	(450	)(4)	(3,638)
Interest income	14	—	—	—		14
Other income (expenses), net	(3)	—	—	—		(3)

Loss before income taxes	(1,698)	(46)	(451)	(805)		(3,000)
Income tax (expense) benefit	(27)	16	170	13	(5)	172

Net loss	$(1,725)	$(30)	$(281)	$(792)		$(2,828)

MISSION BROADCASTING, INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2002

(dollars in thousands)

(1)	Represents the consolidated statement of operations of Mission Broadcasting, Inc. for the year ended December 31, 2002.
(2a)	Represents the combined statement of operations of KRBC and KACB for the 8-month period ended December 31, 2002.
(2b)	Represents the combined statement of operations of KRBC and KACB for the 4-month period ended April 30, 2002.
(3)	To record adjustment to depreciation and amortization for incremental value property and equipment and intangible assets
	Estimated increase in value of property and equipment (average useful life of 7 years)	$1,720
	Estimated increase in value of definite lived intangible assets (average useful life of 15 years)	$1,634
	Pro forma depreciation and amortization	$355
(4)	To record interest expense relating to Mission’s purchase of KRBC and KACB being financed by its credit facilities, (assuming a rate of 4.5%). If the assumed rate on the credit facilities increased by 0.125%, total pro forma interest expense would increase by $11.
(5)	To record the effect of a pro forma income tax provision based on Mission’s historical amounts and the direct tax effect to the pro forma transaction.